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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 1999
                                                      --------------------

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                                                 77-0250147
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(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 774-4000
                                                          -----------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On September 8, 1999, General Magic, Inc., the Registrant, issued a press release announcing a new organizational structure and a reduction of approximately 20% of its current work force. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No.    Description
             99.1        Press release of the Registrant, dated September 8, 1999,
                         announcing a new organizational structure and a reduction
                         of approximately 20% of its current work force.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        General Magic, Inc.


                                        By: /s/ MARY E. DOYLE
                                           -------------------------------------
September 8, 1999                          Mary E. Doyle
                                           General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.    Description
   99.1        Press release of the Registrant, dated September 8, 1999,
               announcing a new organizational structure and a reduction
               of approximately 20% of its current work force.